MUNIYIELD
CALIFORNIA
FUND, INC.



FUND LOGO




Semi-Annual Report
April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniYield California Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield California Fund, Inc. earned $0.446 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.87%, based on a month-end per share net asset value of $15.33. Over the same period, the total investment return on the Fund's Common Stock was +0.85%, based on a change in per share net asset value from $16.23 to $15.33, and assuming reinvest-ment of $0.564 per share ordinary income dividends and $0.474 per share capital gains distributions.

For the six-month period ended April 30, 1999, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 4.45%;
Series B, 4.30%; and Series C, 3.84%.


The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


MuniYield California Fund, Inc.
April 30, 1999


Portfolio Strategy
In general, we have continuously managed MuniYield California Fund, Inc. with a focus on seeking to enhance current income. As a result of this strategy, during the six months ended April 30, 1999, the Fund had an above-industry average yield, largely stemming from its advantage of being one of the more mature leveraged California tax-exempt portfolios.

During the last six months, we made an effort to balance the Fund's high-coupon structure with bond holdings that are more sensitive to interest rate moves. We believe these additions may provide greater total return potential if interest rates resume their decline later this year.

We began extending the portfolio's average call protection in order to seek to secure the Fund's income stream. The Fund's portfolio includes a significant position in securities with call features that may be exercised within the next three years--four years. A growing Federal budget surplus, a corresponding reduction of Treasury bond issuance and historically low inflationary expectations have given us confidence that debt securities should be well supported going forward. Also, as the California municipal calendar of new issuance subsides, the technical position of the municipal market is likely to improve, possibly leading to significant price appreciation. California municipal bonds are currently at historically attractive yield spreads relative to their taxable counterparts. Therefore, we believe a more aggressive position is warranted within the Fund's portfolio mix. It should be noted that this strategy does not mean a lowering of credit quality. With the inordinately tight credit quality spreads, 88% of the Fund's net assets was invested in securities rated AA or better by at least one of the major rating agencies.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



June 3, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield California Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




MuniYield California Fund, Inc.
April 30, 1999


PROXY RESULTS
During the six-month period ended April 30, 1999, MuniYield
California Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                          Shares                      Shares Withheld
                                                                        Voted For                       From Voting
1. To elect the Fund's Directors:  Terry K. Glenn                       20,516,835                       302,665
                                   James H. Bodurtha                    20,518,549                       300,951
                                   Herbert I. London                    20,516,177                       303,323
                                   Robert R. Martin                     20,505,377                       314,123
                                   Arthur Zeikel                        20,513,826                       305,674

                                                                          Shares      Shares Voted      Shares Voted
                                                                        Voted For       Against            Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                    20,403,451       115,150           300,899


3. To approve an amendment to the Articles Supplementary of the Fund.    Adjourned      Adjourned         Adjourned

During the six-month period ended April 30, 1999, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A, B, and C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                         Shares                         Shares Withheld
                                                                        Voted For                         From Voting
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:                 Series A                      2,398                                2
                                             Series B                      2,238                                0
                                             Series C                        799                                0

                                                                          Shares         Shares Voted      Shares Voted
                                                                        Voted For           Against          Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year
   as follows:                               Series A                      2,400               0                 0
                                             Series B                      2,238               0                 0
                                             Series C                        753               0                45

3. To approve an amendment to the Articles Supplementary of the Fund.    Adjourned         Adjourned         Adjourned


MuniYield California Fund, Inc.
April 30, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield California Fund, Inc.
April 30, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



MuniYield California Fund, Inc.
April 30, 1999


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                           Issue                                                      (Note 1a)

California--94.9%
AAA      Aaa    $11,010   Beverly Hills, California, Public Financing Authority, Lease Revenue
                          Refunding Bonds, Series A, 5.125% due 6/01/2017 (i)                                  $  11,210

                          California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa2        370     Series C, 7.60% due 8/01/2030 (d)                                                        385
NR*      Aa2        410     Series D, 7.75% due 8/01/2010 (d)                                                        428
AAA      Aaa      5,000     Series E, 6.10% due 8/01/2029 (a)                                                      5,313
AA-      Aa2      2,540     Series E-1, 6.70% due 8/01/2025 (d)                                                    2,718
AA-      Aa2      6,110     Series F-1, 7% due 8/01/2026 (d)                                                       6,595
AA-      Aa2      5,635     Series N, 6.375% due 2/01/2027 (d)                                                     6,052

NR*      Aa2      1,045   California HFA, Home Mortgage Revenue Bonds, Series D,  7.25% due 8/01/2017 (d)          1,095

A+       Aa2      3,750   California HFA, Revenue Bonds, RIB, AMT, Series B-2,  9.621% due 8/01/2023 (d)(k)        4,275

                          California Health Facilities Finance Authority Revenue Bonds:
NR*      Aaa     10,000     RITR, Series 14, 6.32% due 8/15/2030 (i)(k)                                           10,552
NR*      A1       2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,119

AAA      Aaa      5,435   California Health Facilities Finance Authority, Revenue Refunding Bonds
                          (Children's Hospital), 5.375% due 7/01/2016 (i)                                          5,628

                          California Pollution Control Financing Authority, PCR, Refunding, VRDN (l):
A1+      NR*      2,500     (Pacific Gas and Electric), AMT, Series C,  4.25% due 11/01/2026                       2,500
A1+      NR*      2,500     (Pacific Gas and Electric), Series F,  4.20% due 11/01/2026                            2,500
A1       VMIG1++  4,300     (Southern California Edison), Series A,  4.15% due 2/28/2008                           4,300

NR*      Aaa      1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (e)(h)       1,350

AAA      Aaa     10,000   California State, Department of Water Resources, Water Systems Revenue
                          Refunding Bonds (Central Valley Project), Series Q,  5.375% due 12/01/2027 (i)          10,285

A1+      VMIG1++  1,600   California State Economic Development Financing Authority Revenue Bonds
                          (California Independent Systems Project), VRDN, Series C,  4.10% due 4/01/2008 (l)       1,600

                          California State, GO:
A+       Aaa     10,600     5.90% due 4/01/2003 (j)                                                               11,660
AAA      Aaa      9,500     5.125% due 10/01/2027 (a)                                                              9,478

AAA      Aaa     10,000   California State, GO, Refunding, 4.25% due 10/01/2026 (i)                                8,699

                          California State Public Works Board, Lease Revenue Bonds (j):
A        Aaa      1,000     (Department of Corrections), Series A, 6.875% due 11/01/2004                           1,172
A        Aaa      6,800     (Department of Corrections), Series A, 7% due 11/01/2004                               8,008
A        Aaa      3,535     (Various Community College Projects), 7.0% due 3/01/2004                               4,101



MuniYield California Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                           Issue                                                      (Note 1a)

California (continued)
                          California State Public Works Board, Lease Revenue Refunding Bonds:
A        A1     $ 4,265     (California Community Colleges), Series D,  5.375% due 3/01/2012                   $   4,496
AAA      Aaa      7,125     (California State University Project), Series A,  5.375% due 10/01/2017 (a)            7,399
AAA      Aaa      2,625     (Various Community College Project), Series B,  5.625% due 3/01/2019 (a)               2,779

AA       Aa3      4,750   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2004 (j)                             5,460

AAA      Aaa      6,185   Contra Costa County, California, Public Financing Authority, Lease Revenue
                          Refunding Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (i)          6,380

BBB      NR*      3,000   Contra Costa County, California, Public Financing Authority, Tax Allocation
                          Revenue Bonds, Series A, 7.10% due 8/01/2022                                             3,305

NR*      NR*        810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                          Series B, 7.25% due 1/01/2012 (b)                                                        1,013

BBB      Baa3     1,810   Inglewood, California, Public Financing Authority, Revenue Refunding Bonds,
                          Series B, 7% due 5/01/2002 (j)                                                           1,998

AAA      Aaa     11,290   Jurupa, California, Community Services District, Revenue Refunding Bonds
                          Special Tax Community Facilities District  Number 1,  4.75% due 9/01/2024 (g)           10,669

AAA      Aaa      3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                        4,089

NR*      Aaa      4,000   Los Angeles, California, Convention and Exhibition Center Authority,
                          Lease Revenue Bonds, RITR, Series 21, 6.32% due 8/15/2018 (k)                            4,190

NR*      Aaa      6,200   Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Bonds, RITR, Series 18, 6.37% due 11/15/2031 (k)                                 6,459

A+       Aa3      7,300   Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Refunding Bonds, 6.375% due 2/01/2020                                            7,870

AAA      Aaa      3,925   Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                          6.30% due 7/01/2024 (i)                                                                  4,414

AAA      Aaa     11,875   Los Angeles, California, Department of Water and Power, Waterworks Revenue
                          Refunding Bonds, 4.25% due 10/15/2034 (i)                                               10,125

                          Los Angeles, California, Harbor Department Revenue Bonds:
AA       Aa3      4,240     AMT, Series B,  6.60% due 8/01/2015                                                    4,651
AA       Aa3      8,855     AMT, Series B,  6.625% due 8/01/2019                                                   9,690
AA       Aa3     11,000     AMT, Series B,  5.375% due 11/01/2023                                                 11,192
NR*      Aaa      4,000     RITR, Series RI-7,  7.995% due 11/01/2026 (i)(k)                                       4,869

AAA      NR*        145   Los Angeles, California, S/F Home Mortgage Revenue Bonds (Mortgage-Backed
                          Securities Program), AMT, Issue A,  7.55% due 12/01/2023 (d)(h)                            150

AAA      Aaa     10,000   Los Angeles, California, Unified School District, GO, Series B, 5% due 7/01/2023 (c)     9,848

AAA      Aaa      6,605   Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C,
                          4% due 6/01/2015 (i)                                                                     5,997

NR*      NR*      5,000   Los Angeles County, California, Metropolitan Transportation Authority,
                          Sales Tax Revenue Bonds, RITR, Series 30,  6.07% due 7/01/2023 (a)(k)                    5,125

                          Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                          Revenue Refunding Bonds:
AAA      Aaa      3,000     Proposition A, First Tier, Senior Series A,  5.25% due 7/01/2027 (i)                   3,048
AAA      Aaa      3,500     Proposition C, Second Senior-Series A,  5% due 7/01/2023 (a)                           3,447
AAA      Aaa     13,080     Proposition C, Second Series, Series A,  4.75% due 7/01/2026 (g)                      12,355

AAA      Aaa      9,600   Los Angeles County, California, Public Works Financing Authority, Lease Revenue
                          Bonds (Multiple Capital Facilities Project V), Series B,  5.125% due 12/01/2029 (a)      9,577



MuniYield California Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                           Issue                                                      (Note 1a)

California (continued)
AAA      Aaa    $ 1,270   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                          RIB, 9.618% due 8/01/2025 (i)(k)                                                     $   1,503

AAA      Aaa      5,000   Northern California Power Agency, Multiple Capital Facilities Revenue
                          Refunding Bonds, Series A,  5% due 8/01/2025 (a)                                         4,906

AAA      Aaa      4,000   Northern California Power Agency, Public Power Revenue Refunding Bonds
                          (Hydroelectric Project Number 1), Series A, 5% due 7/01/2028 (i)                         3,922

                          Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                          (Oakland Administration Buildings) (a):
AAA      Aaa      2,000     5.90% due 8/01/2016                                                                    2,198
AAA      Aaa      6,000     5.75% due 8/01/2021                                                                    6,440
AAA      Aaa      5,395     5.75% due 8/01/2026                                                                    5,791

AAA      Aaa      5,350   Pomona, California, Public Financing Authority, Revenue Refunding Bonds
                          (SW Pomona Redevelopment Project), Series W, 5% due 2/01/2024 (i)                        5,245

AAA      Aaa      2,345   Richmond, California, Redevelopment Agency, Tax Allocation, Refunding Bonds
                          (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (i)                       2,481

AAA      Aaa      5,000   Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                          Bonds, Series L, 5.125% due 7/01/2015 (i)                                                5,129

AAA      Aaa     10,000   Sacramento County, California, COP, Crossover Refunding (Public Facilities
                          Project), 4.75% due 10/01/2027 (a)                                                       9,434

AAA      Aaa     10,000   San Diego, California, Certificates of Undivided Interest, Water Utility Fund,
                          Net System Revenue Bonds, 5% due 8/01/2021 (c)                                           9,867

BBB+     Baa1     1,300   San Diego, California, Redevelopment Agency, Tax Allocation, Refunding Bonds
                          (Horton Project), Series B, 6.625% due 11/01/2017                                        1,448

AAA      Aaa     10,760   San Diego County, California, Water Authority, Water Revenue Bonds, COP,
                          Series A, 5% due 5/01/2022 (c)                                                          10,601

                          San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue
                          Refunding Bonds:
AA-      Aa3      4,000     5.25% due 7/01/2010                                                                    4,284
AA-      Aa3      5,120     5.25% due 7/01/2013                                                                    5,380

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa      3,000     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                  3,341
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (a)                                                  5,060
AAA      Aaa      8,000     Issue 15-B, 4.50% due 5/01/2028 (i)                                                    7,244

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Refunding Bonds:
AAA      Aaa      7,105     Issue 1, 6.50% due 5/01/2013 (a)                                                       7,778
AAA      Aaa      1,640     Issue 2, 6.75% due 5/01/2013 (i)                                                       1,838

                          San Francisco, California, City and County GO, Refunding, Series 1 (c):
AAA      Aaa      5,000     5.125% due 6/15/2013                                                                   5,206
AAA      Aaa      6,825     5.125% due 6/15/2014                                                                   7,073

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Refunding Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (g)           5,365



MuniYield California Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                           Issue                                                      (Note 1a)

California (concluded)
AA+      NR*     $  105   San Francisco, California, City and County S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (f)                    $    109

AAA      Aaa      2,000   San Francisco, California, State Building Authority, Lease Revenue Bonds
                          (San Francisco Civic Center Complex), Series A,  5.25% due 12/01/2021 (a)                2,036

AAA      Aaa      5,000   San Jose, California, Redevelopment Agency Tax Allocation (Merged Area
                          Redevelopment Project), 5% due 8/01/2026 (a)                                             4,883

AAA      Aaa      3,750   San Mateo County, California, Joint Powers Authority, Lease Revenue
                          Refunding Bonds (Capital Projects), Series A,  4.75% due 7/15/2023 (g)                   3,563

                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A (a)(j):
AAA      Aaa      9,525     6.75% due 11/15/2004                                                                  11,108
AAA      Aaa      2,000     6.875% due 11/15/2004                                                                  2,340

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation, Refunding
                          Bonds (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (i)               3,256

                          Southern California Home Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT:
AAA      NR*        965     Series A, 6.75% due 9/01/2022 (f)                                                      1,012
AAA      NR*      1,515     Series A, 7.625% due 10/01/2023 (h)                                                    1,577
AAA      NR*        120     Series B, 7.75% due 3/01/2024 (f)                                                        125

AAA      Aaa      5,000   Stockton, California, COP (Wastewater Treatment Plant Expansion), Series A,
                          6.80% due 9/01/2004 (c)(j)                                                               5,818

Puerto Rico -- 2.1%

A        Baa1     5,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Refunding Bonds, Series V,  6.625% due 7/01/2012                                         5,993

BBB+     Baa1     2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375% due
                          7/01/2004 (j)                                                                            2,944

BBB+     Baa1     1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series U, 6%
                          due 7/01/2014                                                                            1,087

Total Investments (Cost--$435,892)--97.0%                                                                        451,003

Other Assets Less Liabilities--3.0%                                                                               13,713
                                                                                                                --------
Net Assets--100.0%                                                                                              $464,716
                                                                                                                ========


(a)AMBAC Insured.
(b)Escrowed to Maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FHLMC Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.




MuniYield California Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$435,892,319) (Note 1a)                         $451,003,201
                    Cash                                                                                          29,766
                    Receivables:
                      Securities sold                                                      $ 10,036,291
                      Interest                                                                7,408,054       17,444,345
                                                                                           ------------
                    Prepaid expenses and other assets                                                             69,825
                                                                                                            ------------
                    Total assets                                                                             468,547,137
                                                                                                            ------------
Liabilities:        Payables:
                      Securities purchased                                                    3,618,815
                      Investment adviser (Note 2)                                               204,386        3,823,201
                                                                                           ------------
                    Accrued expenses and other liabilities                                                         8,365
                                                                                                            ------------
                    Total liabilities                                                                          3,831,566
                                                                                                            ------------

Net Assets:         Net assets                                                                              $464,715,571
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,600
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $140,000,000
                      Common Stock, par value $.10 per share (21,184,475
                      shares issued and outstanding)                                       $  2,118,448
                    Paid-in capital in excess of par                                        298,335,376
                    Undistributed investment income--net                                      3,862,531
                    Undistributed realized capital gains on investments--net                  5,288,334
                    Unrealized appreciation on investments--net                              15,110,882
                                                                                           ------------
                    Total--Equivalent to $15.33 net asset value per Common Stock
                    (market price--$15.75)                                                                   324,715,571
                                                                                                            ------------
                    Total capital                                                                           $464,715,571
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $ 12,494,512
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,172,946
                    Commission fees (Note 4)                                                    153,517
                    Accounting services (Note 2)                                                 57,944
                    Professional fees                                                            41,706
                    Transfer agent fees                                                          32,168
                    Printing and shareholder reports                                             19,572
                    Custodian fees                                                               16,474
                    Listing fees                                                                 14,564
                    Directors' fees and expenses                                                 10,721
                    Pricing fees                                                                  6,457
                    Other                                                                        21,135
                                                                                           ------------
                    Total expenses                                                                             1,547,204
                                                                                                            ------------
                    Investment income--net                                                                    10,947,308
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          7,628,257
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (12,697,366)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,878,199
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six     For the Year
                                                                                           Months Ended         Ended
                                                                                              April 30,      October 31,
Increase (Decrease) in Net Assets:                                                              1999            1998
Operations:         Investment income--net                                                 $ 10,947,308     $ 22,247,040
                    Realized gain on investments--net                                         7,628,257       14,829,943
                    Change in unrealized appreciation on investments--net                   (12,697,366)      (7,832,939)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,878,199       29,244,044
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (9,666,562)     (17,763,984)
Shareholders          Preferred Stock                                                        (1,097,424)      (3,786,536)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                          (12,118,019)      (1,382,438)
                      Preferred Stock                                                        (1,904,408)        (936,720)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (24,786,413)     (23,869,678)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions        in reinvestment of dividends and distributions                            4,278,659        3,578,320
(Note 1e & 4):      Proceeds from issuance of Common Stock resulting from
                    reorganization                                                                   --       62,338,657
                    Offering costs from issuance of Common Stock resulting
                    from reorganization                                                              --         (243,170)
                    Proceeds from issuance of Preferred Stock resulting
                    from reorganization                                                              --       20,000,000
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              4,278,659       85,673,807
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (14,629,555)      91,048,173
                    Beginning of period                                                     479,345,126      388,296,953
                                                                                           ------------     ------------
                    End of period*                                                         $464,715,571     $479,345,126
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,862,531     $  3,679,209
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.              Months Ended               For the
                                                                      April 30,          Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998       1997      1996      1995
Per Share           Net asset value, beginning of period              $  16.23   $  15.98  $  15.44  $  15.18   $  13.91
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .52       1.11      1.17      1.16       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)       .39       .54       .28       1.53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .28       1.50      1.71      1.44       2.71
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.46)      (.92)     (.93)     (.93)      (.90)
                      Realized gain on investments--net                   (.58)      (.08)       --        --       (.25)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                            (1.04)     (1.00)     (.93)     (.93)     (1.15)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                      Investment income--net                              (.05)      (.19)     (.24)     (.25)      (.25)
                      Realized gain on investments--net                   (.09)      (.05)       --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.14)      (.24)     (.24)     (.25)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.33   $  16.23  $  15.98  $  15.44   $  15.18
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  15.75   $16.5625  $ 15.875  $ 14.875   $ 13.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      1.54%+++   8.10%    13.44%    18.68%     20.62%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                    .85%+++  11.04%    10.01%     8.54%     19.33%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .66%*      .65%      .67%      .67%       .69%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.66%*     4.94%     5.14%     5.16%      5.48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $324,716   $339,345  $268,297  $259,082   $254,742
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $140,000   $140,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  68.55%    136.88%    88.68%    67.48%     69.59%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,319   $  3,424  $  3,236  $  3,159   $  3,123
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    195   $    729  $    852  $   875    $    882
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    176   $    693  $    830  $   860    $    864
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    260   $    466        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on April 10, 1992 (Series A and B) and February 9, 1998 (Series C).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


MuniYield California Fund, Inc.
April 30, 1999


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $307,363,665 and $326,920,629, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 7,273,951    $15,110,882
Financial futures contracts           354,306             --
                                  -----------    -----------
Total                             $ 7,628,257    $15,110,882
                                  ===========    ===========

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $15,110,882, of which $17,466,844 related to appreciated securities and $2,355,962 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $435,892,319.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 increased by 274,041 as a result of dividend reinvestment and during the year ended October 31, 1998 increased by 3,896,657 pursuant to a plan of reorganization and by 223,455 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may


MuniYield California Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


vary for the successive dividend periods. The yields in effect at April 30, 1999 were: Series A, 3.15%; Series B, 3.49%; and Series C, 2.74%.

Shares issued and outstanding during the six months ended April 30, 1999 remained constant and during the year ended October 31, 1998 increased by 800 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $77,714 as commissions.


5. Acquisition of Taurus MuniCalifornia
Holdings, Inc.:
On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniCalifornia Holdings, Inc. pursuant to an agreement and plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,189,572 Common Stock shares and 800 AMPS shares of Taurus MuniCalifornia Holdings, Inc. for 3,896,657 Common Stock shares and 800 AMPS shares of the Fund. Taurus MuniCalifornia Holdings, Inc.'s net assets on that date of $82,338,657, including $6,378,266 of unrealized appreciation and $944,239 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $472,188,749.


6. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068669 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.


MuniYield California Fund, Inc.
April 30, 1999


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                73.0%
AA/Aa                                  15.1
A/A                                     2.9
BBB/Baa                                 2.3
NR (Not Rated)                          1.3
Other++                                 2.4

[FN]
++Temporary investments in short-term municipal securities.



MuniYield California Fund, Inc.
April 30, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield California Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYC